UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934


           Date of Report (Date of earliest reported): January 9, 2006


                             THOMAS EQUIPMENT, INC.
               (Exact name of registrant as specified in charter)



         Delaware                     333-44586                  58-3565680
         --------                     ---------                  ----------
(State or other jurisdiction        (Commission                (IRS Employer
    of incorporation)               File Number)             Identification No.)



         1818 North Farwell Avenue, Milwaukee, WI            53202
         ----------------------------------------            ------
         (Address of principal executive offices)          (Zip Code)

       Registrant's telephone number, including area code: (312) 224-8812

                                   Copies to:
                             Gregory Sichenzia, Esq.
                              Thomas A. Rose, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement;
Item 2.03 Creation of a Direct Financial Obligation; and
Item 3.02 Unregistered Sales of Equity Securities.

      On November 9, 2004, Thomas Equipment, Inc. (the "Company"), entered into agreements with Laurus Master Funds, Ltd, a Cayman Islands corporation ("Laurus"), pursuant to which the Company sold convertible debt, an option and a warrant to purchase common stock of the Company to Laurus in a private offering pursuant to exemption from registration under Section 4(2) of the Securities Act of 1933, as amended. On January 29, 2006, the Company and Laurus amended certain terms of the original agreements to provide for an additional non-convertible secured term note in the principal amount of $4,640,000. In connection with the loan, the Company pledged to Laurus its ownership interests of Thomas Equipment Asia Co. Ltd. as additional security. In addition, entities controlled by the Company's President and Chairman pledged certain shares of the Company's common stock which they own as additional security.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial statements of businesses acquired.
     Not applicable.

(b)  Pro forma financial information.
     Not applicable.

(c)  Exhibits


Exhibit
 Number        Description
--------------------------------------------------------------------------------
4.1            Amendment to Security and Purchase Agreement, dated as of
               November 9, 2004, by and among Laurus Master Fund, Ltd., Thomas
               Equipment, Inc. and Thomas Ventures, Inc.
4.2            Secured Term Note issued to Laurus Master Fund, Ltd., dated
               January 29, 2006.
4.3            Stock Pledge Agreement, dated January 9, 2006, by the Company in favor of Laurus with respect to Thomas Equipment Asia Co. Ltd.
4.4            Reaffirmation and Ratification Agreement, dated as of January 9,
               2006, by Thomas Equipment, Inc., Thomas Ventures, Inc. and Thomas
               Equipment 2004, Inc. in favor of Laurus Master Fund, Ltd.


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         THOMAS EQUIPMENT, INC.



Date:  January 13, 2005                  /s/ CLIFFORD RHEE
                                         -----------------
                                         Clifford Rhee,
                                         President



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